UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): December 15, 2004

                           TELEWEST GLOBAL, INC.

           (Exact name of registrant as specified in its charter)

            Delaware              File No. 000-50886            59-3778247
    (State of incorporation)   (Commission File Number)       (IRS Employer
                                                            Identification No.)

                         160 Great Portland Street
                       London W1W 5QA, United Kingdom

                      -------------------------------

            (Address of principal executive offices) (zip code)

    Registrant's telephone number, including area code:    +44-20-7299-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

On December 15, 2004 Telewest Global, Inc. issued a press release announcing that its Audit Committee is commencing an independent review of certain business practices of a subsidiary in its content division, IDS, which sells advertising time on television channels in which Telewest has an ownership interest.

ITEM 9.01   EXHIBITS

Exhibit 99.1 Press release issued by Telewest Global, Inc. on December 15, 2004, announcing independent review of certain business practices of its subsidiary IDS.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TELEWEST GLOBAL, INC.

Dated:  December 15, 2004                   By:  /s/ Clive Burns
                                                -------------------------
                                                Name: Clive Burns
                                                Title: Company Secretary